Exhibit 10.10

AMENDMENT 2014-1

TO THE

THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT, dated as of May 8, 2014, is between RAIT Financial Trust, a Maryland real estate investment trust, (the “Company”) and Scott F. Schaeffer (“Executive”).

RECITALS

WHEREAS, the Company and Executive previously entered into that certain Third Amended and Restated Employment Agreement, dated as of August 4, 2011, ( the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with the Company;

WHEREAS, prior to January 29, 2014, Executive served as the Company’s Chairman of the Board, Chief Executive Officer (“CEO”) and President and, on January 29, 2014, Executive proposed to the Board of Trustees of the Company (the “Board”) that the Board promote Scott L.N. Davidson to serve as the Company’s President and for Executive to continue to serve as Chairman and CEO and the Board approved Executive’s proposals,

WHEREAS, the Executive and the Company desire to amend the Employment Agreement to reflect Executive’s consent to surrendering the title of President,

NOW, THEREFORE, the Company and Executive agree that, effective as of January 29, 2014, the Employment Agreement shall be amended as follows:

1.	Section 1.2 of the Employment Agreement is hereby amended by deleting the words “and President” therein.

2.	Section 1.8 of the Employment Agreement is hereby amended by deleting the words “Chairman, Chief Executive Officer and President” therein and substituting for such words the words “Chairman and Chief Executive Officer.”

3.	Section 4.2(c) of the Employment Agreement is hereby amended by deleting the words “or President” therein

4.	In all respects not modified by this Amendment 2014-1, the Employment Agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Company and Executive agree to the terms of the foregoing Amendment 2014-1, effective as of the date set forth above.

RAIT FINANCIAL TRUST

By:	/s/ James J. Sebra
Name:	James J. Sebra
Title:	Chief Financial Officer and Treasurer

EXECUTIVE

/s/ Scott F. Schaeffer
Scott F. Schaeffer

2